UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2007

DOLLAR TREE STORES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	54-1387365
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

The Change in Control Retention Agreement with Kent A. Kleeberger, Chief Financial Officer, which was filed as Exhibit 10.1 to our Current Report on Form 8-K on March 20, 2007, will terminate effective October 26, 2007, as the result of Mr. Kleeberger’s resignation.  A description of the Change in Control Retention Agreement is included in the Company’s Definitive Proxy Statement on Schedule 14A filed on May 17, 2007 under the heading “Compensation of Executive Officers – Potential Payments upon Termination or Change of Control – Change in Control Agreements” and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) Departure of Directors or Principal Officers

On October 16, 2007, Kent A. Kleeberger, Chief Financial Officer of Dollar Tree Stores Inc., resigned his position with the Company effective October 26, 2007, in order to pursue other career opportunities.

(c) Appointment of Principal Officer

Kathleen E. Mallas, Vice President-Controller, has been appointed as the Company’s principal financial and accounting officer until the Chief Financial Officer vacancy has been filled. Ms. Mallas has served as Vice President-Controller since November 2005.  Previously, she served as the Company’s Controller, Assistant Controller and in various financial reporting capacities since joining the Company in 1997.

Item 7.01 Regulation FD Disclosure

Today, Dollar Tree Stores, Inc. issued a press release announcing that Kent A. Kleeberger, Chief Financial Officer, has resigned his position with the Company effective October 26, 2007, in order to pursue other career opportunities.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item is being furnished to the Securities and Exchange Commission.  Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

99.1           Press Release dated October 19, 2007 issued by Dollar Tree Stores, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE STORES, INC.

Date: October 19, 2007	By:	/s/ Bob Sasser
Bob Sasser
President and Chief Executive Officer

EXHIBITS

Exhibit 99.1 -	Press release dated October 19, 2007 issued by Dollar Tree Stores, Inc.